As filed with the Securities and Exchange Commission on November 6, 2009

1933 Act Registration No. 333-160909

1940 Act Registration No. 811-22319

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 1	☒

CLAREMONT SHARES TRUST

 (Exact Name of Registrant as Specified in Charter)

104 Summit Avenue, Box 80

Summit, NJ 07902-0080

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

908-273-5440

Copies of communications to:

Gerald P. Sullivan Claremont Investment Partners, LLC 104 Summit Ave., Box 80 Summit, NJ 07902-0080	(With Copy To): Don E. Felice, Esq. Montgomery, McCracken, Walker & Rhoads 123 South Broad Street Avenue of the Arts Philadelphia, PA 19109

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective:

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further Amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered: Shares of beneficial interest

Registrant hereby elects to register an indefinite number of shares of beneficial interest, with no par value, pursuant to Rule 24f-2.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED NOVEMBER 6, 2009

A Registration Statement related to these securities has been filed with the U. S. Securities and Exchange Commission but has not yet become effective. Information contained herein is subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

CLAREMONT SHARES TRUST

NASDAQ OMX® INDUSTRY LEADERS® INDEX FUND

104 Summit Avenue - Box 80

Summit, New Jersey 07902-0080

Shareholder Services: (    )

General Fund Information: (    )

Website: www.              .com

                , 2009

PROSPECTUS

The NASDAQ OMX® Industry Leaders® Index Fund (the “Fund”) issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”); shares of the Fund are listed on a national securities exchange, such as NASAQ, and trade at market prices.

The Fund trades on the NASDAQ® exchange under the symbol: LEAD.

This Prospectus contains important information about investing in the Fund. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, Claremont or any of its affiliates.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

For your convenience, a glossary of terms used in this Prospectus may be found on the inside back cover.

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OBJECTIVE OF THE FUND

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the NASDAQ OMX® Industry Leaders® Index.

FFES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets)

Management Fees	0.40%
Other Fund Expenses	0.09%
Total Annual Fund Operating Expenses	0.49%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated below and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$50	157

You would pay the same expenses if you did not sell your Shares. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s turnover ratio for the most recently completed fiscal year was    %. Please note that all financial and performance information prior to                            is that of the Fund’s Predecessor Fund (as defined below).

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PRINCIPAL INVESTMENT STRATEGY OF THE FUND

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the NASDAQ OMX® Industry Leaders® Index, which is based on an investment process that creates an index portfolio of between 65 and 85 large cap Blue Chip companies — in 45 to 60 industries — with superior credit quality.  The Index constituents are leaders in their field identified by their substantial capitalization, established history of earnings and dividends, ample liquidity and easy access to credit. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund will provide shareholders with at least 60 days notice before changing this strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to the same risks common to all funds that invest in equity securities. You could lose money by investing in the Fund if any of the following occurs:

•      The stock market goes down.

•      Fees and expenses are greater than investment returns.

The following risks of loss are particular to investing in the Fund:

•      The stocks held by the NASDAQ OMX® Industry Leaders® Index may fall out of favor with investors and may under perform other segments of the equity markets or the equity markets as a whole.

•      The fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

Before investing in the Fund, you should read this Prospectus in its entirety and keep in mind that Fund shares are subject to the possible loss of your principal investment.

The following additional market trading risks should be considered when considering an investment in the Fund

•      Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

•      Shares of the Fund may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange on which the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market or that the Fund’s shares will continue to trade on any particular stock exchange or in any particular market. Investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient than the price in the Fund’s primary market.

•      Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to the rules of the particular exchange or market.

•      Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares

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fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to the fund’s shares trading at a premium or discount to NAV. Because shares can be created and redeemed in Creation Units at NAV, however, Claremont believes that large discounts or premiums to the NAV of the Fund are unlikely to be sustained over any significant periods of time. Although the creation/redemption feature has been designed to enhance the likelihood that the Fund’s shares will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are unlikely to correlate exactly with the Fund’s NAV due to timing and market supply and demand factors. Additionally, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. Shareholders that purchase at a time when the market price is at a premium to the NAV or sell at a time when the market price is at a discount to the NAV may sustain losses.

•      The purchase or sale of Fund shares involves two types of costs that apply to all securities transactions. When purchasing or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. Additionally, you will also incur the cost of the “spread” — that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of these transaction costs, frequent trading may detract significantly from investment results. Accordingly, an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be a suitable investment if you are:

•      Seeking investment over the long term;

•      Seeking investment mainly in large capitalization U.S. companies.

However, the Fund is NOT appropriate if you are:

•      Seeking short-term gains or current income;

•      Seeking absolute predictability and stability of investment principal; or

•      Not willing to take any risk of losing money on an investment.

PERFORMANCE

Total Returns:

The Fund is the successor to a share class of The Industry Leaders® Fund (“Predecessor Fund”) pursuant to a reorganization on               , 2009.  Accordingly, the performance information and financial information provided in this prospectus for periods prior to                 , 2009, is historical information for the Predecessor Fund.

The chart and table below show how Fund has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Fund’s yearly performance for each full calendar year since the Predecessor Fund’s inception on March 17, 1999. The table accompanying the bar chart compares the Fund’s performance over time on a before and after-tax basis to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance, and the NASDAQ OMX® Industry Leaders® Index. The NASDAQ OMX® Industry Leaders® Index, which the Fund is designed to track, is an index portfolio of between 65 and 85 large cap Blue Chip companies — in 45 to 60 industries — with superior credit quality.  The Index constituents are leaders in their field identified by their substantial capitalization, established history of earnings and dividends, ample liquidity and easy access to credit.

Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.

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[BAR CHART:]

The Predecessor Fund’s before tax return for the period January 1, 2009 through                        2009 (non-annualized) was [   ]%.

Best And Worst Quarters:

Best Quarter	Quarter Ended	%
Worst Quarter	Quarter Ended	%

Average Annual Total Returns (Unaudited):

Periods Ended

	1 Year		3 Years		5 Years		10 years
NASDAQ OMX® Industry Leaders® Index Fund
Return before Taxes		%		%		%		%
Return After Taxes on Distributions		%		%		%		%
Return After Taxes on Distributions and Sale of Fund Shares		%		%		%		%

S&P 500 Index (The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect deduction for fees, expenses or taxes.)%				%		%		%
NASDAQ OMX® Industry Leaders® Index

To calculate the figures in the above table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest marginal income tax bracket.  We did not take into consideration state or local income taxes. Please note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution. In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon sale and translates into an assumed tax deduction that benefits the shareholder.  Please note that your after-tax returns depend on your tax situation and may differ from those shown.

INVESTMENT ADVISER

Claremont Investment Partners, LLC serves as the Fund’s investment adviser.

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PORTFOLIO MANAGER

Laura M. Sullivan has served as portfolio manager of the Fund since its inception. Ms. Sullivan is also the President of the Adviser.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund’s Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Individual Shares may only be purchased and sold on NASDAQ® through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share.

A share class of the Predecessor Fund was reorganized into the Fund on or about                  , 2009.  The Fund is the successor to Class D Shares of the Predecessor Fund.  The information presented incorporates the operations of Class D Shares of the Predecessor Fund which, as a result of the reorganization, are the Fund’s operations.

The information has been audited by                                  , Independent registered public accounting firm. Their report and the Predecessor Fund’s financial statements are included in the Predecessor Fund’s 2009 Annual Report.

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$10.37	$12.89	$10.94	$10.43	$10.15
Income from investment operations
Net investment income (a)	0.17	0.18	0.15	0.13	0.14
Net realized and unrealized gain / (loss)	(2.31)	(1.91)	2.05	0.90	0.61
Total from investment operations	(2.14)	(1.73)	2.20	1.03	0.75
Distributions
Net investment income	(0.10)	(0.16)	(0.11)	(0.11)	(0.14)
Net realized gains	(0.25)	(0.63)	(0.14)	(0.39)	(0.33)
From return of capital	—	—	—	(0.02)	—
Total Distributions	(0.35)	(0.79)	(0.25)	(0.52)	(0.47)

Net asset value, end of period	$7.88	$10.37	$12.89	$10.94	$10.43

Total Return	(20.12)%	(14.42)%	20.19%	10.08%	7.35%

Ratios and Supplemental Data
Net assets, end of period (000)	$2,000	$2,504	$2,928	$2,495	$2,261
Ratio of expenses to average net assets	0.76%	0.83%	0.82%	0.79%	0.79%
Ratio of net investment income to average net assets	2.08%	1.47%	1.26%	1.22%	1.38%
Portfolio turnover rate	111.07%	85.70%	41.85%	36.67%	72.95%

(a) Per share amounts were calculated using the average shares method

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MANAGEMENT OF THE FUND

ADDITIONAL INFORMATION ABOUT THE INVESTMENT ADVISER

Claremont® Investments Partners, L.L.C. serves as Investment Adviser to the Fund (the “Adviser”).  The Adviser manages the Fund’s investments and business affairs subject to the supervision of the Fund’s Board of Trustees.  The Adviser is registered as an Investment Adviser with the SEC.  The Adviser began conducting business in 1996.  Since then, its principal business has been the development of the Portfolio Strategy.  The Adviser’s principal address is 104 Summit Avenue, P.O. Box 80, Summit, New Jersey 07902-0080.  The Adviser also acts as the Fund’s administrator and fund accountant.  A discussion of the Board of Trustees’ basis for approving the Fund’s advisory agreement with the Adviser will be available in the Fund’s Semi-annual Report to shareholders dated December 31, 2009.

ADVISORY MANAGEMENT FEES

For investment advisory services, the Fund pays the Adviser at the annual rate of 0.40% of the Fund’s average daily net assets computed daily and payable monthly.  Brokerage commissions and SEC fees applicable to brokerage transactions are included in the Fund’s transaction costs and are therefore incorporated in the net prices of the securities the Fund purchases and sells.

ADMINISTRATIVE FEES

For administrative services, the Fund pays the Adviser at the annual rate of 0.09% of the Fund’s average daily net assets computed daily and payable monthly.  Administrative services include, but are not limited to, providing statistical and research data, clerical services, internal compliance, participation in the updating of the Prospectus, annual and semi-annual reports and maintaining the books and records of the Fund.  Fund accounting is also included in administrative fees.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

Laura M. Sullivan is the President of the Adviser and Secretary of the Fund. She also servers as a portfolio manager of the Fund. Ms. Sullivan was a founding partner of the Adviser and has been involved with Claremont Investment Partners since 1996 and has been Secretary of the Industry Leaders Fund since 2004.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund securities.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s Shares.  The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares.  The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

CODE OF ETHICS

The Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940 (“1940 Act”) that sets forth officers’, directors’ and advisory personnel’s fiduciary responsibilities regarding the Fund, establishes procedures for personal investing and restricts certain transactions.  These codes of ethics are on file with, and are available from, the SEC.

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PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information and on the Fund’s website at www.          .com.

ADDITIONAL INFORMATION ABOUT the PURCHASE AND SALE OF FUND SHARES

Shares of the Fund trade on a national securities exchange during the trading day.  Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies.  The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange.

The purchase and sale of Fund shares involves two types of costs.  When purchasing or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges that are determined by your broker.  In addition, you will also incur the cost of the “spread,” which is the difference between the bid price and the ask price.  The commission is often a fixed amount and may be a significant proportional cost for investors purchasing or selling small amounts of shares.  The spread will vary over time for shares of the Fund based on its trading volume and market liquidity.  The spread is generally lower if the Fund has a lot of trading volume and market liquidity and is generally higher if the Fund has little trading volume and market liquidity.

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus.  Once created, shares of the Fund are generally expected to trade in the secondary market in amounts less than a full Creation Unit.

The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares.  Since the Fund is an ETF, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly with the Funds.  Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the Fund has chosen to accommodate frequent purchases and redemptions by Authorized Participants.  Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to realization of capital gains.  Frequent in-kind creations and redemptions do not give rise to these concerns.  The Fund reserves the right to reject any purchase order at any time.  The Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading and may reject purchase or redemption orders in such instances.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Fund’s primary listing exchange is NASDAQ.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies.  Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

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VALUATION

The Fund calculates the NAV each business day, as of the close of the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time.  Shares will not be priced on days that the New York Stock Exchange is closed for trading.  A business day is a day on which the NYSE is open for trading.  The NAV for each class of Shares may differ due to the fact that each class is subject to different expenses.

The Fund calculates the NAV by adding up the total value of the Fund’s investments and other assets, subtracting Fund liabilities, and then dividing that figure by the number of the Fund’s outstanding Shares.  The following formula expresses the NAV on a per share basis:

NAV =	Total Assets Minus Liabilities
Number of Shares Outstanding

You can find the NAV of many funds every day in newspapers such as The Wall Street Journal.  However, some newspapers do not publish information about a particular fund until it has a minimum number of shareholders or minimum level of assets.  You can find the NAV of the Fund on the Internet through financial websites such as Bloomberg.com or Finance.Google.com.  The ticker symbol for The NASDAQ OMX® Industry Leaders® Index Fund is LEAD.

The Fund’s investments are valued based on market price.  When reliable market quotations are not readily available for any security, the value of that security will be based on its “fair value” by the committee (“Pricing Committee”) established by the Fund’s Procedures for Determining Net Asset Value.  The members of the Pricing Committee are appointed by, and the Pricing Committee reports directly to, the Fund’s Board.  The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale.  Fair value pricing may be employed, for example, if the value of a security held by the Fund has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid.  When this fair value pricing method is employed, the prices of securities used in the daily computation of the Fund’s NAV per share may differ from quoted or published prices for the same securities.  Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available.  Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations.

Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Units.  Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV.

SHARE PRICES

As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors.  The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers.  This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day.  The approximate value generally is determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund.  The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

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BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued.  The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all shares of the Fund.  Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.  Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends, if any, to investors at least annually.  The Fund distributes its net realized capital gains, if any, to investors annually.  The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares.  Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

No dividend reinvestment service is provided by the Fund.  Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

ADDITIONAL INFORMATION ABOUT TAXES

The Fund intends to continue to qualify as a regulated investment company. This status exempts the Fund from paying federal income tax on the earnings or capital gains it distributes to its Shareholders.

In general, your investment in the Fund will be subject to the following tax consequences:

•      Ordinary dividends received by the Fund and passed through to Shareholders are taxable as ordinary income.

•      Distributions from the Fund’s net long-term capital gains are taxable as capital gain

•      Dividends and distributions may also be subject to state and local taxes.

•      Certain dividends paid to you, in January, will be taxable as if they had been paid the previous December.

For the foregoing reasons, you should keep all of your Fund statements for accurate tax and accounting purposes.

Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of

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shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The tax information above is for your general information. A more detailed discussion of federal income tax considerations may be found in the Fund’s Statement of Additional Information. The foregoing information is not intended to provide complete tax planning advice. Please consult with your own tax professional prior to investing in the Fund.

CREATIONS AND REDEMPTIONS

Shares of the Fund that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof.  Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”).

An Authorized Participant can execute a creation transaction, subject to acceptance by the transfer agent, by depositing into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a number of Creation Units equal in value to the deposits.  To the extent practicable, the composition of such a portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash.  Except when aggregated in Creation Units, shares are not redeemable by the Fund.  The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations.  Further information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act.  Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.  For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES

Investors will be charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.  Cash purchasers and redeemers are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses associated with investing the cash proceeds.  The standard creation and redemption transaction fees are also set forth below.  The standard creation transaction fee is charged to each purchaser on every day such purchaser creates a Creation Unit.  The fee is a single charge regardless of the number of Creation Units purchased by an investor on any particular day.

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Claremont may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

The standard redemption transaction fee is also a single charge regardless of the number of Creation Units redeemed on any particular day.

Purchasers of shares in Creation Units are also responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund.

Investors who use the services of a broker or other intermediary may also pay fees for such services.  The following table also shows, as of [              ], 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of One Creation Unit	Creation Unit Size (Shares)	Standard Creation/Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*

2,000,000	50,000	1,000	3.0%	2.0%

HOUSEHOLDING

Householding is an option available to certain investors of the Funds.  Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to multiple investors who share the same address, even if their accounts are registered under different names.  Householding for the Funds is available through certain broker-dealers.  If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer.  If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

ABOUT THE UNDERLYING INDEX

The NASDAQ OMX® Industry Leaders® Index consists of companies that are predominantly leaders in their respective industries, that have common shareholder’s equity* among the highest in their respective industries with debt securities, if any, rated at least “A” by a nationally recognized rating organization such as Standard and Poor’s or Moody’s Investor Service, or which are of comparable quality. The Index starts with a universe of potential constituents of 1,500+ companies. The companies are aggregated by their industry and an industry common shareholder’s equity is determined by the sum of the industry constituents. An industry is qualified for inclusion into the index according to the credit quality of the company (or companies) with the largest common shareholder’s equity. The resultant refined number of industries is included into the index for the following month. The industry weight of an included industry is determined by the industry’s weight divided by the sum of the universe of selected industries. This industry weight is carried by one of more selected Industry Leaders, depending on the total percent of the industry and the individual company limit of 2.5%.

* “Common shareholder’s equity” is total shareholder’s equity as of the most recent quarterly balance sheet minus preferred stock, redeemable preferred stock and equity interests in subsidiary companies held outside the controlling parent company.

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ADDITIONAL INFORMATION ABOUT INDEX INVESTING

Index investing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

It is intended that the Fund will be invested in all of the securities included in the NASDAQ OMX Industry Leaders Index® and that securities will be acquired in proportion to their weighting in index.

Index funds attempt to mirror the performance of the target index.  However, an index fund will not always perform exactly like its target index.  Index funds have operating expenses and transaction costs. Market indexes do not have such expenses and costs.  Accordingly, the performance of an index fund will usually lag that of its respective index by an amount equal to such fees and expenses.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole.  The Fund is designed to be used as part of broader asset allocation strategies.  Accordingly, an investment in the Fund should not constitute a complete investment program.

DISCLAIMERS

The Fund is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”).  The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund.  The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ OMX® Industry Leaders® Index to track general stock market performance.  The NASDAQ OMX® Industry Leaders® Index is calculated based upon a proprietary, patented, portfolio model developed and implemented by Claremont, which provides the underlying index weightings to NASDAQ OMX on an ongoing basis.  The Corporations’ only other relationship to Claremont Investment Partners (“Claremont”) is in the licensing of the Nasdaq®, OMX®, NASDAQ OMX®, and NASDAQ OMX® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ OMX Industry Leaders® Index which is determined, composed and calculated by NASDAQ OMX without regard to Claremont or the Fund.  Industry Leaders® is a registered trademark of Claremont Investment Partners. NASDAQ OMX has no obligation to take the needs of Claremont or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ OMX Industry Leaders Index.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX INDUSTRY LEADERS INDEX OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CLAREMONT, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX INDUSTRY LEADERS INDEX OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX INDUSTRY LEADERS INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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SUPPLEMENTAL INFORMATION

Premium/Discount Information.  Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated.  A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV.  A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

As of the date of this prospectus, the Fund had not yet commenced operations as an exchange-traded fund and no Premium/Discount data was available.  Such information will be included in the Fund’s Annual and Semi-Annual Reports to shareholders.

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To request additional information about the Fund, contact your financial adviser or contact the Fund by mail or telephone:

The NASDAQ OMX® Industry Leaders® Index Fund

104 Summit Avenue - Box 80

Summit, New Jersey 07902-0080

Toll Free:                Website: www.                .com

The Statement of Additional Information (the “SAI”) provides more information about the Fund and is incorporated by reference into this Prospectus, which means that it is considered part of this Prospectus.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The information incorporated by reference is an important part of this Prospectus, and information that the Fund later files with the SEC will automatically update and supersede this information.  Information on how to obtain a copy of the SAI is set forth below.

•      You may obtain a free copy of the SAI by contacting the Fund at                                   .  Copies of these documents also available for download on the Fund’s web site at www.ilfund.com.

•      You may also obtain copies of the SAI or financial reports for free by calling or writing your Authorized Securities Dealer.

•      You may review and copy the SAI and/or other reports at the SEC Public Reference Room, 100 F Street, NE, Washington, DC 20549, 1-202-551-8090.

•      Information on the operation of the SEC Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

•      Reports and other information about the Fund is available on the EDGAR database on the SEC internet site at http://www.sec.gov, and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

File No.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 6, 2009

A Registration Statement related to these securities has been filed with the U. S. Securities and Exchange Commission but has not yet become effective.  Information contained herein is subject to completion or amendment.  These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.  This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

CLAREMONT SHARES TRUST

NASDAQ OMX® INDUSTRY LEADERS® INDEX FUND

104 Summit Avenue - Box 80

Summit, New Jersey 07902-0080

Toll Free:

STATEMENT OF ADDITIONAL INFORMATION

                         , 2009

This Statement of Additional Information (“SAI”), which should be kept for future reference, is not a Prospectus and should be read in conjunction with the applicable NASDAQ OMX® Industry Leaders® Index Fund Prospectus, dated                   , 2009 (the “Prospectus”).  A Prospectus can be obtained without cost by contacting your financial adviser, by calling the Fund toll-free at                        or by writing to the Fund at the address referenced above.  This SAI is incorporated by reference in its entirety into the Prospectus.  This SAI is intended to provide you with further information about the Fund.

As of the date of this SAI, the Fund had not yet commenced operations and, therefore, did not have any audited financial statements.

TABLE OF CONTENTS

PAGE

OVERVIEW OF THE STATEMENT OF ADDITIONAL INFORMATION	1

EXCHANGE LISTING AND TRADING	1

INVESTMENT OBJECTIVE AND POLICIES	2

INSTRUMENTS IN WHICH THE FUND CAN INVEST	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	3

ABOUT THE UNDERLYING INDEX	2

FUNDAMENTAL INVESTMENT RESTRICTIONS	4

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	5

CONTINUOUS OFFERING	6

PORTFOLIO HOLDINGS INFORMATION	6

NET ASSET VALUATION	7

SHARES	7

CREATION AND REDEMPTION OF CREATION UNITS	9

PERFORMANCE INFORMATION	14

TRUSTEES AND OFFICERS OF THE FUND	17

COMMITTEES OF THE BOARD OF TRUSTEES	19

CODE OF ETHICS	20

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	20

INVESTMENT MANAGEMENT AND OTHER SERVICES	20

PORTFOLIO MANAGER	21

PORTFOLIO TRANSACTIONS AND BROKERAGE	21

PORTFOLIO TURNOVER	21

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ADMINISTRATOR	22

TRANSFER AGENT	22

FUND ACCOUNTING SERVICES	22

FUND CUSTODIAN	23

DESCRIPTION OF FUND SHARES	24

SHAREHOLDER AND TRUSTEE LIABILITY	24

ADDITIONAL DIVIDEND AND DISTRIBUTION INFORMATION	24

TAXES	25

PROXY VOTING POLICY	28

OTHER SERVICE PROVIDERS	28

REGISTRATION STATEMENT	28

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OVERVIEW OF THE STATEMENT OF ADDITIONAL INFORMATION

The NASDAQ OMX® Industry Leaders® Index Fund (the “Trust” or the “Fund”) is a diversified, open-end management investment company.  The Trust is a Delaware statutory trust and was formed on April 23, 2009.  Some of the information contained in this SAI explains in further detail subjects that are discussed in the Prospectus.  Capitalized terms not otherwise defined herein are used as defined in the Prospectus.  You should carefully read the applicable Prospectus before investing in the Fund.

The Trust issues units of beneficial interest (“Shares” and the holders thereof, “Shareholders”).  The Trust offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares known as a “Creation Unit.”  Creation units are generally issued in exchange for a basket of securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”).

The shares described in the Prospectus and this SAI are listed and trade on national securities exchanges such as NASDAQ (the “Listing Exchange”).  Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV.  Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component.  Creation Units consist of a specified number of shares, generally 50,000 or multiples thereof.  The Trust reserves the right to offer a “cash” option for creations and redemptions of shares.  Transaction fees for cash creations or redemptions may be higher than the transaction fees for in-kind creations or redemptions.  All conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read together with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets.  Shares of the Funds may also be listed on certain non-U.S. exchanges.  There is assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met.  The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if:  (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available; or (iii) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the intraday indicative value (“IIV”) of shares of the Fund, the Listing Exchange or a market data vendor will disseminate an updated IIV for the Fund, as calculated by an information provider or market data vendor, every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means.  The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIV.

An IIV has a securities component and a cash component.  The securities values included in an IIV are the values of the Deposit Securities for the Fund.  While the IIV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of, or held in a different proportion than, the current Deposit Securities.  Accordingly, the Fund’s IIV disseminated during the Listing Exchange trading hours should not be considered a real time update of the Fund’s NAV, which is calculated only once each day.  The cash component included in an IIV consists of estimated accrued interest and other income, less expenses.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

If you have any questions or comments prior to investing in the Fund, please do not hesitate to call the Fund toll-free at (877) LEAD 010 or (877) 532-3010.

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the NASDAQ OMX® Industry Leaders® Index (the “Index”).  The Fund does not try to outperform the Index and does not seek temporary defensive positions when equity markets decline or appear to be overvalued.  This investment strategy, known as indexing, may eliminate some of the risks of active portfolio management, such as poor security selection.  In addition, indexing may also help increase after-tax investment performance by keeping portfolio turnover low in comparison to actively managed investment companies.  Under normal circumstances, substantially all of the Fund’s total assets will be invested in the component securities of the Index.

The Fund is diversified.  With respect to 75% of its total assets, a diversified fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies).  The remaining 25% of the fund’s total assets may be invested in any manner.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement.

INSTRUMENTS IN WHICH THE FUND CAN INVEST

Domestic Common Stocks.  The Fund may invest in the common equity securities of companies that are domestically traded in the United States.  The risks of investing in equity securities are discussed in detail in the Prospectus under the caption, “Overview of NASDAQ OMX® Industry Leaders® Index Fund, Risk Return Summary - Principal Risks” and also under the caption, “Important Risk Considerations.”

Foreign Company Stocks.  A stock must be domestically traded in the United States to be eligible for inclusion in the Index.  This requirement eliminates foreign companies whose equity is only traded abroad or traded in the U.S. only as an American Depository Receipt (commonly referred to as an “ADR”).  Other foreign companies, typically through a U.S. subsidiary, have registered their stock with the Securities and Exchange Commission (the “SEC”) and listed such stock for trading on U.S. exchanges.  Therefore, some foreign companies may be included in the Index and, consequently, held by the Fund.

Although the Adviser believes it unlikely that the Fund portfolio will at any time be comprised of a statistically significant percentage of foreign stocks, there are risks inherent in investments in foreign companies that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers. For example, the value of dividends from such securities, which may be denominated in or indexed to foreign currencies, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies with substantial operations abroad may also be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.  The considerations noted above are generally intensified for investments in developing countries.

Short-Term Instruments. The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons.  Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iv) commercial paper; and (v) non-convertible corporate debt securities (e.g., bonds and debentures).  Any of these instruments may be purchased on a current or a forward-settled basis.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in the Fund involves risks common to the risks of investing in any equity mutual fund:

•      The Fund invests in common stocks that may decrease in value. Therefore, the value of your investment in the Fund may also decrease.

•      Declines in the market as a whole may cause you to lose some or all of your investment.

•      The Fund could lose money if the stocks that comprise the Index are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecasts, negative publicity, or industry specific market cycles.

•      It can take many months or possibly years to recover a loss.  Historically, some stock market declines have ended quickly while others have continued for sustained periods of time.  It is impossible to predict either the timing or severity of a downward-trend market.

In addition to risks common to all equity mutual funds, the following risks are particular to investing in the Fund:

•      There can be no assurance that the Index will perform as expected or that the Fund would have been successful in replicating the results indicated.

Each prospective investor must assess all of the risks of investing in a stock-based mutual fund in general, and the risks of investing in the Fund in particular.  It is important that you understand your level of financial-risk tolerance.  The impact of a downward-trend market also depends not only upon the extent of a decline, but also upon your individual time horizon.  For example, a downward-trend market may be harder to tolerate if you are retired or nearing retirement.  Ask yourself these questions:

•      What can I tolerate losing?

•      If my investment incurs a loss, how long can I wait for a market rebound?

•      What are my other financial resources?

Investors should remember that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other private organization or government agency. As a result, investment losses are not covered by any kind of insurance.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Except for the fundamental investment restrictions set forth below, the policies of the Fund may be changed without Shareholder approval.

The phrases “Shareholder approval” and “vote of a majority of the outstanding voting securities”, as used in the Prospectus or in this Statement of Additional Information means the affirmative vote of the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting of Shareholders provided that the holders of more than 50% of the Fund’s outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities. Shares of the Fund have voting power based on dollar value and are thus allocated in proportion to the value of each Shareholder’s investment on the record date.

Fundamental Investment Restrictions:

1.       The Fund may not with respect to 75% of its assets, invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government or any of its agencies or instrumentalities) and may not purchase more than 10% of the outstanding voting securities of a single issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or investments in securities of other investment companies.

2.       The Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

3.       The Fund may borrow money to the extent permitted under the Investment Company Act of 1940 as amended (the “1940 Act”).  Borrowings representing more than 33 1/3% of the Fund’s total assets must be repaid before the Fund may make additional investments.

4.       The Fund may not issue any senior security (as defined in the 1940 Act), except that the Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the U.S. Securities and Exchange Commission (the “SEC”); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

5.       The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), when reselling securities held in its own portfolio.

6.       The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.  This restriction shall not prevent the Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

7.       The Fund may not purchase or sell commodities, including commodities futures contracts.

8.       The Fund may not make loans, except the Fund, consistent with its investment program, may lend portfolio securities, provided that the value of loaned securities does not exceed 33 1/3% of the Fund’s total assets and the Fund may loan securities as required in connection with permitted borrowings.

These fundamental restrictions cannot be changed without approval by a majority of the outstanding voting securities of the Fund.  Changes in the market value of securities in the Fund’s portfolio generally will not cause the Fund to violate these investment restrictions unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition.   Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately before the Fund’s acquisition of such security or other asset in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).

For purposes of calculating concentration of investments in the utility and finance categories, neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies that are associated with particular industries will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions and policies are non-fundamental and can be changed by the Board of Trustees without Shareholder approval.

The Fund will not:

1.       Borrow money for leverage purposes.

2.       Invest in companies whose stock is not domestically traded in the United States.

3.       Invest in open-end or closed-end mutual funds.

4.       Invest in bonds or other long-term debt securities, convertible securities or repurchase agreements (except as a temporary defensive measure).

5.       Maintain a short position or sell securities short.

6.       Purchase securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale or securities that are otherwise illiquid.

7.       Pledge its assets in an amount greater than 15% of the value of its total assets, and then only to secure borrowings permitted by Fundamental Restriction 3.

8.       Purchase securities on margin.

9.       Participate on a joint or a joint and several basis in any trading account in securities (the bunching of orders for the sale or purchase of portfolio securities of two or more accounts managed by the Adviser or its affiliates, shall not be considered participation in a joint securities trading account).

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws.  Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares.  A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.  Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request.  The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings.  The Policy applies to all officers, employees, and agents of the Fund, including the Adviser.  The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an exchange traded fund, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of an Order of the Securities and Exchange Commission (“SEC”) applicable to the Fund, regulations of the Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day.  This information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third party service providers.

The Fund may disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day.  The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

Daily access to each Fund’s portfolio holdings is permitted to personnel of the Advisers, the Fund’s distributor, administrator, custodian and accountant and other agents or service providers of the Fund who have need of such information in connection with the ordinary course of their respective duties to the Fund.  The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.                    .com.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Fund’s Board reviews the implementation of the Policy on a periodic basis.

NET ASSET VALUATION

The net asset value per share of Shares of the Fund is determined as of the close of regular trading on the NASDAQ, on each day that the NASDAQ is open. The NASDAQ is currently scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday. The closing schedule is subject to change.

The Fund subtracts the liabilities of the Fund from the Fund’s assets to determine its total net assets. The liabilities, including Fund management fees, are then deducted and the resulting amount is divided by the number of Shares outstanding to produce its net asset value per share.

Stocks are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Although the Fund does not anticipate holding securities for which market quotations are not readily available, such securities will be valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by, and subject to the review of, the Board of Trustees.

SHARES

The Trust currently consists of one investment portfolio – the Funds. The Trust issues shares of beneficial interests in the Fund with no par value. The Board may designate additional Claremont Shares Trust funds.

Each share issued by the Fund has a pro rata interest in the Fund’s assets. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Boar, and in the net distributable assets of the Fund upon liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder

As permitted under Delaware law and the 1940 Act, it is the policy of the Trust not to hold an annual meeting of shareholders. All shares have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of the fund and immediately prior to the commencement of trading in those shares, a holder of shares may be considered a “control person” of the fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund under such circumstances. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

The Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the shareholders of the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash and securities.

Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

The Fund issues and sells shares on a continuous basis through the Distributor only in Creation Units, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day (as defined below).

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Fund’s Listing Exchange observes the following holidays, (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The consideration for purchase of a Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., the Deposit Securities), which constitutes an optimized representation, of the securities of the Fund’s Underlying Index, and a Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

Under certain circumstances, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond pro rata, to the extent practicable, to the securities held by the Fund.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

Claremont, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Claremont with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash-in-lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to Claremont on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i)  a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see the Book-Entry section of the Prospectus), and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date”.  Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. The number of broker-dealers that have executed a Participant Agreement may be limited.

Investors placing orders for Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of the Fund that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern Time, on the “Settlement Date.” The Settlement Date is the third Business Day following the Transmittal Date.  In certain cases Authorized Participants will create and redeem Creation Units of the Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern Time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

An additional charge of up to three (3) times the normal transaction fee (for a total charge of up to four (4) times the normal transaction fee) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. This charge is subject to a limit not to exceed 0.1% (10 basis points) of the value of one Creation Unit at the time of creation.

Creation Units of the Fund may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, which Claremont may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 2:00 p.m., Eastern Time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or the Custodian does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Custodian, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, which Claremont may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern Time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by Claremont, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or Claremont, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, the Custodian, the Distributor or Claremont would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Claremont, the Distributor, DTC, NSCC, the Custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash-in-lieu” portion of its investment up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard creation transaction fees and the maximum additional variable charges:

Standard Creation Transaction Fee	Maximum Additional Variable Charge

$1,000	2%

*    As a percentage of the amount invested.

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Custodian and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

Claremont and the Distributor make available through NSCC immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

The redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the “Cash Redemption Amount”), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NASDAQ is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NASDAQ is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund’s NAV is not reasonably practicable or (iv) in such other circumstances as is permitted by the SEC.

A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions and substitutes cash in lieu of redeeming a portion of the Fund securities, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the table below. The redemption transaction fees for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard redemption transaction fees and the maximum additional variable charges:

Standard Redemption Transaction Fee	Maximum Additional Variable Charge

$1,000	2%

*   As a percentage of the amount invested.

Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on such date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined on such date. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on such date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

PERFORMANCE INFORMATION

The Fund will include performance data for the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. Such performance information will be based on investment ‘‘average annual total return” or “cumulative total return” of the Fund. An explanation of how such yields and total returns are calculated for the Fund and the components of those calculations are set forth below.

Total return information may be useful to investors in reviewing a Fund’s performance. A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5, and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor’s shares may be worth more or less than their original cost. Total return for any given period is not a prediction or representation by a Fund of future rates of return on its shares.  The total return of the shares of a Fund is affected by portfolio quality, portfolio maturity, the type of investments a Fund holds, and operating expenses.

Average Annual Total Return.  The Fund computes its “average annual total return (before taxes)” by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

T = [(ERV / P)1/n — 1]

Where:     T =   average annual total return

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

P =   hypothetical initial payment of $1,000

n =   period covered by the computation, expressed in terms of years

Each Fund computes its aggregate total returns (before taxes)

Cumulative Total Return. The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P	= Total Return Before Taxes
P

The Fund is the successor to a share class of The Industry Leaders® Fund (“Predecessor Fund”) pursuant to a reorganization on                   , 2009.  Prior to that date, the Fund had no investment operations.  Accordingly, the performance information and financial information provided in this Statement of Additional Information for periods prior to                     , 2009, is historical information for the Predecessor Fund.  The Predecessor Fund has been managed by Claremont for over ten years and has the same investment objectives and strategies as the Fund.

The Average Annual Compounded Rate of Total Return as of December 31, 2008 was as follows:

One Year	Three Years	Five Years	Ten Years

Average Annual Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of a Fund is an average annual compounded rate of return for each year in a specified number of years after taxes on distributions in each year. It is the rate of return (“T”) based on the change in value of a hypothetical investment of $1,000 (“P”) held for a number of years (“n”) to achieve an ending value after taxes on distributions (“ATVD”), according to the following formula.

P(1 + T)n = ATVD

Cumulative Total Return After Taxes on Distributions. The cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVD - P	= Total Return After Taxes on Distributions
P

The Average Annual Compounded Rate of Total Return After Taxes on Distributions as of December 31, 2008 was as follows:

One Year	Three Years	Five Years	Ten Years

Average Annual Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of a Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical investment of $1,000 (“P”) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

P(1 + T)n = ATVDR

Cumulative Total Return After Taxes on Distributions and Redemptions. The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR – P	= Total Return After Taxes on Distributions and Redemptions
P

The Average Annual Compound Rate of Total Return After Taxes on Distributions and Redemptions as of December 31, 2008 was as follows:

One Year	Three Years	Five Years	Since Inception

Comparative Performance Information.  The total return on an investment made in the Fund may be compared with the performance of the Standard & Poor’s 500® Index, and the NASDAQ OMX® Industry Leaders® Index.  Other indices may be used from time to time. The S&P 500® Index is a market capitalization weighted index of the largest 500 companies in the United States as determined by Standard & Poor’s. The NASDAQ OMX® Industry Leaders® Index is based on a patented (US Patent No 7,107,229 B1) and proprietary standardized rules based process that follows a fundamental data process that includes a high credit quality.  The process creates an index portfolio of between 65 and 85 large cap Blue Chip companies — in 45 to 60 industries — with superior credit quality.  The Index constituents are leaders in their field identified by their substantial capitalization, established history of earnings and dividends, ample liquidity and easy access to credit.  The S&P 500 index and NASDAQ OMX® Industry Leaders® Index are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices generally.

The Fund may also be quoted in and compared to other funds with similar investment objectives in advertisements, Shareholder reports or other communications to Shareholders. The Fund may include in these communications calculations that describe back-testing of the Industry Leaders® Portfolio Strategy underlying the NASDAQ OMX® Industry Leaders® Index and hypothetical past investment results. These performance examples are based on an express set of assumptions and are not indicative of future performance of the Fund. These calculations may include discussions or illustrations of the effects of compounding. “Compounding” means that, if dividends or other distributions on the Fund’s investment are reinvested by being paid in additional Fund Shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund Shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a hypothetical investor. These may include, but are not limited to, tax and/or retirement planning, investment management techniques, policies or investment suitability of the Fund. The Fund may discuss such factors as general economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various types of investments, including, but not limited to, stocks, bonds and U.S. Government Treasury Bills.

Fund advertisements or other communications to Shareholders may also summarize certain information contained in Shareholder reports (including portfolio composition), as well as the Adviser’s views as to current economic indicators, such as overall market performance, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to Fund investors.

The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in comparative investment vehicles, including but not limited to stock, bonds, and Treasury bills, against an investment in Shares of the Fund. The Fund may also include charts or graphs that illustrate strategies such as dollar cost averaging. Advertisements or Shareholder communications may also include discussions of certain beneficial characteristics of an investment in the Fund. Advertisements and other communications may contain symbols, headlines or other material which highlight or summarize information which is included in such communication. The Fund may reprint (in whole or in part) articles reporting on the Fund and, after obtaining permission from the respective publisher, provide these articles to current and/or prospective Shareholders. Performance information with respect to the Fund is generally available by calling toll-free (877) LEAD 010 or (877) 532-3010.

Advertisements and sales literature may include discussions of the NASDAQ OMX® Industry Leaders® Index or the underlying Industry Leaders® Portfolio Strategy, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the Adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing total return and investment risk of an investment in Shares of the Fund with other investments, investors should keep in mind that certain other investments have very different risk characteristics than an investment in Shares of the Fund. For example, CDs may have fixed rates of return and may be insured for both principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government.

The Fund also may include in its advertisements data from the American Association of Retired Persons, American Banker, Barron’s, Business Week, Forbes, Fortune, Institutional Investor, Money, , The New York Post, Smart Money, USA Today, U.S. News & World Report, The Wall Street Journal  and other publications. In addition to performance information, general information about the Fund that appears in a publication, such as those mentioned above, may also be quoted or reproduced in advertisements or in reports to current or prospective Shareholders.

The performance of the fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available as well as to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The annual report contains additional performance information and will be made available to investors upon request and without charge.

TRUSTEES AND OFFICERS OF THE FUND

Overall responsibility for management of the Trust rests with the Board of Trustees, which is elected by the Shareholders of the Fund. The Fund is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently 5 Trustees who are not “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The officers and Trustees of the Trust, addresses, and their business affiliations for the past five years are as follows

Independent Trustees:

Name, Address, and Age	Position(s) Held with Trust	Term of Office Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee*

Richard Wellbrock** 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 6/24/1937	Chairman of the Board of Trustees and Trustee	Indefinite; Since April 12, 2004	Chairman of the Hilltop Community Bank in Summit, NJ; Vice-Chairman of the Raritan Valley Community College; Chairman of the New Jersey Council of Community Colleges; Private Real Estate Investor.	2	None

Chris Landsberg 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 12/9/1960	Trustee,	Indefinite; Since May 20, 2004	Vice President, GFI Group, Inc. (inter-bank broker)	2	None

Brendan Sachtjen 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 12/28/1959	Trustee	Indefinite; Since April 12, 2004	Senior Vice President, Webster Bank; Senior Vice President, Independence Community Bank; Senior Vice President, KeyBank	2	None

Peter P. Schaffer 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 5/15/1962	Trustee	Indefinite; Since May 20, 2004	Vice President, Finance, AT&T Finance	2	None

Robert Wellbrock** 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 10/28/1946	Trustee	Indefinite; Since May 20, 2004	Private Real Estate Investor; Member of the Graduate School Tax Faculty, Fairleigh Dickenson University	2	None

*      The information in this column only relates to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

**   Richard Wellbrock and Robert Wellbrock are brothers.

Officers of the Fund:

Name, Address, and Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gerald P. Sullivan, PO Box 80 Summit, NJ 07902-0080 Born: 9/12/60	President, Chief Compliance Officer and Treasurer	Chief Investment Office, r Claremont® Investment Partners, LLC; Partner, Roadhouse Group, LLC CFO, 4C Controls Inc.	2

John M. Gregory PO Box 80 Summit, NJ 07902-0080 Born:	Assistant Secretary

Laura M. Sullivan PO Box 80 Summit, NJ 07902-0080 Born: 1/14/63	Secretary	President, Claremont® Investment Partners, LLC; Partner, Roadhouse Group, LLC	2

Share Ownership:

As of the date of this Statement of Additional Information, the Fund had not yet commenced operations.  Accordingly, no Trustees of the Fund owned any shares of the Fund.

The Adviser pays each of its Trustees who are not interested persons of the Fund a fee of $1,250 for attendance at each meeting (including phone meetings) and reimburses Trustees for expenses incurred for attendance at meetings.

The Trust does not provide pension or retirement benefits to Trustees or Trust officers.

The Trustees did not receive any compensation for the fiscal year ending June 30, 2009.

Trustees may be removed from office at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of Richard Wellbrock, Chris Landsberg and Brendan Sachtjen, did not meet during the fiscal year ended June 30, 2009.  The Nominating Committee will consider persons submitted by security holders for nomination to the Board.  Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

The Audit Committee is responsible for overseeing the audit process and the selection of independent accountants for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports.  The Audit Committee, whose members consist of Peter Schaffer, Robert Wellbrock and                       , did not meet during the fiscal year ended June 30, 2009.

CODE OF ETHICS

The Fund and the Adviser have each adopted a Code of Ethics (the “Codes of Ethics”) to comply with Rule 17j-1 under the Investment Company Act of 1940, as amended.  These Codes of Ethics are designed to identify and prevent conflicts of interest and prevent fraud.  The Codes of Ethics require initial, quarterly and annual reports by covered employees of all personal securities transactions and holdings.  The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Fund and the Adviser without pre-clearance.  The Board of Trustees will review reports under the Codes of Ethics and receive certain certifications with respect to their administration.  The procedures under the Adviser’s Code of Ethics require pre-clearance of all non-exempt personal securities investments by persons who have access to certain sensitive investment information.  Permission for any proposed transaction will be granted provided it is determined that such transaction would not negatively impact activity in client accounts. In the event that a client of Adviser’s affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Adviser. The Codes of Ethics are on file with and available from the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information, the Fund had not yet commenced operations.  Accordingly, there were no owners of 5% or more of Fund shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Fund and the Adviser have entered into an investment management agreement, dated [-------], 2009 (the “Management Agreement”) pursuant to which the Adviser manages the Fund’s investments in accordance with the Fund’s investment objectives, strategies and policies, and advises and assists the Fund with respect to investment decisions. In addition, the Adviser also makes recommendations with respect to other aspects and affairs of the Fund.  The Adviser also furnishes the Fund with certain administrative services, office space and equipment, and permits the Fund’s officers and employees, including Trustees, to serve in the capacities to which they are elected without additional compensation from the Fund.  For further information concerning fees payable by the Fund, see the applicable Prospectus under the caption, “Fees and Expenses of the Fund.” As of the date of this Statement of Additional Information, the Fund had not yet commenced operations.  Accordingly no advisor fees had yet been paid.

The Management Agreement will continue for two years, after which it will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or “interested persons” of any such party.  The Management Agreement was approved by the initial shareholder of the Fund on [                ], 2009 and by the Board of Trustees at a meeting held on [                    ], 2009. The Management Agreement may be terminated without penalty by either party on 60 days’ written notice and must terminate in the event of its assignment.

The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

More detailed business information concerning the Adviser can be found in the applicable Prospectus under the caption, “Management of the Fund.”

PORTFOLIO MANAGER

The following information supplements the information included in the Prospectus regarding the individual portfolio manager for the Fund.

As stated in the Prospectus, Ms. Laura M. Sullivan is the portfolio manager for the Fund.  Ms. Sullivan receives an annual fixed salary established by the Adviser.  Salary levels are based on the overall performance of the Adviser and not on the investment performance of any particular Portfolio or account.  Ms. Sullivan is also eligible for a bonus annually.  Such bonuses are also based on the performance of the Adviser as a whole and not on the investment performance of any particular account.  Additionally, Ms. Sullivan owns an equity interest in the Adviser and, accordingly, benefits from any profits earned by the Adviser.

Ms. Sullivan does not currently manage any other investment accounts.  Under certain circumstances side by side management of funds, such as the Fund, and other investment accounts by the same portfolio manager could give rise to conflicts of interest between the interests of the private accounts and the Fund.  Such conflicts could arise in connection with, for example, the allocation of investment opportunities, aggregation or sequencing of trading orders or cross-trading.  Procedures designed to alleviate any potential conflict of interest have been adopted by the Fund to ensure that neither the Fund nor the investment accounts that may be managed by  Mrs. Sullivan are disadvantaged as a result of any conflict of interest that may arise.

As of the date of this Statement of Additional Information, the Fund had not yet commenced operations.  Accordingly Mrs. Sullivan did not own any equity securities of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions regarding the purchase and sale of securities for the Fund, assignment of portfolio business and negotiation of commission rates, where applicable, are made by the Adviser. It is the Fund’s policy to seek to obtain the best prices and execution of orders available, and, in doing so, the Fund will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker’s services (including handling of execution of orders, research services the nature of which is the receipt of research reports, and related services) and the value of such services and expected contribution to the Fund’s performance. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price.  No principal transactions are effected with any companies affiliated with the Adviser.

Where commissions paid reflect services furnished to the Fund in addition to execution of orders, the Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund.  It is possible that certain of such services may have the effect of reducing the Adviser’s expenses.

The Fund pays brokerage commissions and SEC fees on all portfolio securities transactions. As of the date of this Statement of Additional Information, the Fund had not yet commenced operations.  Accordingly no brokerage commissions had been paid by the Fund.

PORTFOLIO TURNOVER

There are no fixed limitations on the Fund’s portfolio turnover rate. Portfolio turnover is a measure of the Fund’s average buying and selling activity.  The turnover rate is calculated by dividing (A) the lesser of purchases or sales of securities in the Fund’s long portfolio for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the portfolio during the fiscal year. The Adviser expects that Fund portfolio turnover rates will be relatively low.  In periods of unusual market conditions, the Fund’s investment strategy may result in result in higher than anticipated portfolio turnover rates, which would result in greater brokerage expenses.

ADMINISTRATOR

The Fund has entered into an agreement with Claremont Investment Partners® L.L.C. (the “Administrator”), dated [                       ] (the “Administration Agreement”).  Under the Administration Agreement, the Administrator will assist in the Fund’s administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative and executive services, participating in the updating of the Prospectus, coordinating the preparation, filing, printing and dissemination of reports to Shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.  The Administrator assists in carrying out all operations of the Fund and coordinating with the Fund’s other service providers, subject to the supervision of the Board (other than those performed by the Adviser under the Investment Adviser Agreement).  Pursuant to the Administration Agreement, the Fund pays the Administrator a fee at the annual rate of [    ]% of the average daily net assets of the Fund calculated daily and payable monthly.  Unless sooner terminated, the Administration Agreement continues in effect for a period of one year and may be renewed for one year periods thereafter, provided that such renewal is ratified by the Trustees or by vote of a majority of the outstanding Shares of the Fund, and in either case by a majority of Qualified Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

SUB-ADMINISTRATOR

The Fund has entered into an agreement with PNC Global Investment Servicing (U.S.) Inc., a Massachusetts corporation, (“PNC” or the “Sub-Administrator”), dated [         ] (the “Administrative and Accounting Services Agreement”).  Under the Administration and Accounting Services Agreement, the Sub-Administrator will assist in the Fund’s administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative and executive services, participating in the updating of the Prospectus, coordinating the preparation, filing, printing and dissemination of reports to Shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

TRANSFER AGENT

The Fund has also entered into a Transfer Agency Agreement with PNC dated [               ], to provide the Fund with transfer agency services.  PNC has agreed (1) to issue and redeem Shares of the Fund; (2) to address and mail such communications as instructed from time-to-time by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (3) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (4) to maintain Shareholder accounts and certain sub-accounts; and (5) to serve as the Fund’s dividend disbursing agent and prepare and mail checks, place wire transfers of credit income and capital gain payments to Fund Shareholders. Under the agreement, the Adviser, on behalf of the Fund, pays to PNC a base fee of 0.01% of the Fund’s average net assets.  The Adviser, on behalf of the Fund, must also promptly pay out-of-pocket fees, as well as any additional fees and expenses for supplemental transactions and expenses incurred in connection with the agreement.

FUND ACCOUNTING SERVICES

Under the Administration and Accounting Services Agreement, the Sub-Administrator also provides certain fund accounting services to the Fund. Under the agreement, PNC will maintain all Fund books and records, perform daily accounting services and provide additional Fund reporting and record-keeping.  The Administrative and Accounting Services agreement pays 0.06% of the Fund’s average net assets, with a minimum fee of $30,000 in the first year of the Fund’s operations and $60,000 thereafter. The fee for the services is paid out of the administration fee the Adviser receives.

FUND CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the Fund’s custodian pursuant to an agreement with the Fund dated [            ] (the “Custody Agreement”).  Under the Custody Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement. The initial Custody Agreement was approved by a majority of the Qualified Trustees and by the Board of Trustees as a whole, by vote cast in person at a meeting called for the purpose of considering the Custody Agreement.  The Custody Agreement is subject to annual approval by the Board of Trustees as a whole and by a majority of the Qualified Trustees.

For custody services rendered to the Fund, the Adviser shall pay the Custodian an asset weighted fee of 0.01% of the Fund’s average net assets. The Adviser shall also promptly pay out-of-pocket fees, as well as any additional fees and expenses for supplemental transactions and expenses incurred in connection with the Custody Agreement.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of shares of the Trust.  Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor has entered into agreement with the Trust pursuant to which it distributes shares of each Fund (the “Distribution Agreement”).  The Distributor continually distributes shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distribution Agreement will continue for two years from its effective date and is renewable annually.  Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Prospectus.  Shares in less than Creation Units are not distributed by the Distributor.  The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.  The Distributor is not affiliated with the Trust, the Investment Adviser, or any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund.  The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

FUND EXPENSES

Except for Investment Advisory fees and Administration fees, which are payable by Fund Shareholders as set forth in the applicable Prospectus under the caption “Fees and Expenses of the Fund,” and brokerage commission and SEC transaction fees as described herein, the Adviser has assumed responsibility for the following expenses relating to the operation of the Fund: interest, taxes, expenses of issue, repurchase or redemption of Fund Shares, state notification and qualification fees, other costs of registering or qualifying Shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Fund’s registration statement with the appropriate regulatory authorities and the production and filing of the Fund’s Prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, fees and expenses of independent accountants and legal counsel; other advisory and administrative fees, expenses of preparing, printing and distributing Prospectus and all proxy materials, reports and notices to Shareholders; out-of-pocket expenses of Trustees and fees, costs and expenses related to meetings of the Trustees; fees of Trustees who are not officers of the Fund; costs of Shareholders’ reports and meetings, other costs incident to the Fund’s existence as a business trust and any extraordinary expenses incurred in the Fund’s operation.

DESCRIPTION OF FUND SHARES

The Trust is a Delaware statutory trust that was formed on [                  ], 2009. The Trust Instrument authorizes the Board to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust Instrument further authorizes the Board to divide or redivide any unissued Shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI the Trust’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. There will normally be no meetings of Shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders’ meeting for the election of Trustees within 60 days. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding Shares. Upon written request by ten or more Shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been Shareholders for at least six months, and who hold Shares having a net asset value of at least $25,000 or constituting 1% of the outstanding Shares) stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

SHAREHOLDER AND TRUSTEE LIABILITY

The Trust is organized as a Delaware statutory trust. The Delaware Statutory Trust Act provides that a Shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to Shareholders of Delaware corporations, and the Trust Instrument provides that Shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Therefore, it is unlikely that a Shareholder bears any significant risk of financial loss with respect to Shareholder liability. The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

ADDITIONAL DIVIDEND AND DISTRIBUTION INFORMATION

To the extent necessary for the Fund to obtain favorable federal tax treatment, the Fund distributes net investment income and net capital gains, if any, to Shareholders within each calendar year as well as on a fiscal year basis. The Fund intends to distribute any net investment income and any net realized capital gains at least annually.

The amount of the Fund’s distributions may vary from time to time depending on the composition of the Fund’s portfolio, dispositions of portfolio assets and expenses borne by the Fund.

The net income of the Fund, from the period of the immediately preceding determination thereof, shall consist primarily of dividend income, if any, and realized capital gains and losses on Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. To a lesser extent, net income will include any incidental interest income accrued on the portfolio assets during periods in which the Adviser has held cash for purposes of, but not limited to, anticipated redemptions and/or for reasons of minimizing brokers’ commissions by grouping portfolio purchase orders and sales.

Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund include those appropriately allocable to the Fund, as well as general expenses and liabilities of the Trust.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its Shareholders which are not described in the Prospectus. This summary does not attempt to provide a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussions here and in the Prospectus are not intended as substitutes for legal and/or professional accounting advice with respect to tax planning. Prospective Shareholders are urged to consult their own tax professional prior to investing in the Fund.

Subchapter M.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment income (i.e., taxable interest, dividends, and other taxable ordinary income) and capital gain income (i.e., the excess of capital gains over capital losses) that it distributes to Shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year plus 90% of its net income from tax-exempt obligations (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count towards the satisfaction of the Distribution Requirement. Since the Fund intends to distribute substantially all of its investment company taxable income and its net capital gain income in compliance with the Distribution Requirement, the Fund does not expect to be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company.

Diversification.  In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of securities (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets and which do not represent more than 10% of the outstanding voting securities of any issuer), cash and cash items, U.S. Government securities, and securities of other regulated investment companies. In addition, no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of voting stock in the corporation) and which are engaged in the same or similar trades or businesses.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Shareholders, and such distributions will be taxable to the Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate Shareholders.

Excise Tax.  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year.  (For purposes of the excise tax, the Fund would be obligated to reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.) The balance of such income must be distributed during the next calendar year. A regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For the foregoing purposes, the Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should keep in mind that the Fund may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. A regulated investment company, in determining its investment company taxable income and net capital gain for any taxable year, may elect to carry over its capital losses for a period of eight taxable years succeeding the loss year.

Treatment of Capital Gains.  The Fund is taxable on the amount of its net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gains dividends only. The Fund must pay tax on its undistributed net capital gain at the maximum corporate income tax rate, currently 35%.

Fund Distributions.  Dividends from net investment income and distributions from short-term capital gains are taxable to Shareholders as ordinary income. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Dividend distributions represent dividends on stocks that the Fund receives. Such distributions are treated as dividends for federal income tax purposes. Subject to certain holding period requirements, a portion of the dividends paid by the Fund reflective of qualified dividend income received by the Fund may qualify for a preferential 15% federal tax rate (5% or 0% in certain instances) applicable to qualified dividend income. Such dividends paid by the Fund are expected to qualify for the 70% dividends-received deduction for corporate Shareholders to the extent discussed below.

The Fund may either retain or distribute to Shareholders its net long-term capital gain for each taxable year. The Fund currently intends to distribute all such amounts. Net long-term capital gain that is distributed and designated as a capital gain dividend will be taxable to Shareholders as long-term capital gain, regardless of the length of time the Shareholder has held his or her Fund Shares or whether such gain was recognized by the Fund prior to the date on which the Shareholder acquired his or her Shares.

Distribution of Foreign Source Income.  Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes that may be withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Under certain circumstances, the Fund may elect to pass through to its Shareholders the right to take a credit or a deduction for foreign taxes. But because the Fund does not expect to have more than 50% of the value of its total assets at the close of its taxable year in the stock or securities of foreign corporations, the Fund anticipates that it will not elect to pass through to the Fund’s Shareholders the amount of foreign taxes paid by the Fund.

The tax implications arising from distributions by the Fund will be as described above regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund. Shareholders receiving a distribution in the form of additional Shares will be treated as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date.

Ordinarily, Shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to Shareholders of record on a specified date in such a month will be deemed to have been received by the Shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

If the net asset value at the time a Shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the Shareholder in the manner described above although such distributions economically constitute a return of capital.  Subject to holding period and other limitations, with respect to each taxable year, ordinary income dividends paid by the Fund are expected to qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Since an insignificant portion, if any, of the Fund’s assets will be invested in stock of foreign corporations, the ordinary dividends distributed by the Fund generally are expected to qualify for the dividends-received deduction for corporate Shareholders.

Additional Withholding Requirements.  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any Shareholder who is subject to backup withholding.

Sections 351 and 362.  The Trust has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit.  If the Fund’s basis in such securities on the date of deposit was less than the market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value.  It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Sale or Redemption of Shares.  A Shareholder will recognize gain or loss on the sale or redemption of Shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the Shareholder’s adjusted tax basis in the Shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the Shares were held for longer than one year. All or a portion of any loss so recognized may be disallowed if the Shareholder purchases other Shares of the Fund within 30 days before or after the sale or redemption.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders.  Taxation of a Shareholder who, with respect to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such Shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations or as the case may be.

In the case of a foreign shareholder, other than a corporation, the Fund may be required to withhold back up withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnished the Fund with proper notification his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are therefore urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Additional Tax Considerations.  In addition to the federal income tax consequences described above relating to an investment in the Fund, there may be other federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the information above, and any such changes or decisions may have a retroactive effect. Shareholders should maintain contact with their own tax professional concerning investment in the Fund.

PROXY VOTING POLICY

The Fund’s policy is to vote its proxies in accordance with the recommendations of management.  This hard and fast rule eliminates the potential for conflicts of interest.  While proxy voting is an integral part of the investment management process in some circumstances, this is not the case where the strict discipline of a quantitative investment process is the paramount feature of the investment portfolio. Accordingly, it is the Index, formulated by the Industry Leaders® Strategy Model, in our view, that will maximize shareholder value for our shareholders and not the voting of proxies.  As of the date of this Statement of Additional Information, the Fund had not yet commenced operations.  Accordingly, no proxy voting information is available.

OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm.                                 . serves as independent registered public accounting firm for the Fund. In addition to reporting annually on the Fund’s financial statements, the Fund’s accountants also review certain filings of the Fund with the Securities and Exchange Commission.

REGISTRATION STATEMENT

THE PROSPECTUS AND THIS SAI DO NOT CONSTITUTE AN OFFERING OF THE SECURITIES DESCRIBED IN THESE DOCUMENTS IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESPERSON, DEALER, OR ANY OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS SAI.

This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of does not control and is not under common control with any other person.

PART C. OTHER INFORMATION

ITEM 28.

Exhibits

(a)(1) Certificate of Trust (1)

(a)(2) Trust Instrument (1)

(b) By-laws (1)

(c) None. (All relevant provisions included in Exhibit (a), as referenced above.)

(d) Investment Management Agreement to be filed by amendment

(e) Underwriting Agreement to be filed by amendment.

(f) None.

(g) Custody Agreement to be filed by amendment

(h)(1)  Administrative Services Agreement to be filed by amendment

(h)(3) Administration and Accounting Services Agreement to be filed by amendment

(i) Opinion of Montgomery, McCracken, Walker and Rhoads LLP to be filed by amendment

(j) Consent of Independent Accountants to be filed by amendment

(k) None.

(l)

Not applicable. The Trust will be capitalized from the proceeds of the shell reorganization of the assets of Class D Shares of the Industry Leaders Fund (SEC File Nos. [               ]) into a corresponding series of the Registrant

(m) None

(n) None

(o) None.

(p)(i) Code of Ethics of Registrant to be filed by amendment

ITEM 29.

Persons Controlled By or Under Common Control with Registrant

None.

ITEM 30.

Indemnification

Article X, Section 10.02 of the Registrant’s Trust Instrument dated [      ] provides for indemnification as follows:

SECTION 10.02 INDEMNIFICATION.

(a)  Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)  in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.  Nothing contained herein shall affect any rights to indemnification to which Trust Personnel, other than Covered Persons, and other Persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

ITEM 31.

Business and Other Connections of Investment Adviser

Claremont Investment Partners(R), L.L.C. provides advisory services to the Registrant. Claremont Investment Partners(R), L.L.C. engages in no business other than that of investment counseling for clients, including the Registrant. To the best of the Registrant’s knowledge, during the past two fiscal years, the directors and officers have not been engaged in any other business, profession, vocation or employment of a substantial nature, whether for their own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32.

Principal Underwriters

ITEM 32.

Principal Underwriters

(a)	Foreside Fund Services, LLC, Registrant’s underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
	1)	American Beacon Funds

	2)	American Beacon Mileage Funds

	3)	American Beacon Select Funds

	4)	Henderson Global Funds

	5)	Ironwood Series Trust

	6)	Bridgeway Funds, Inc.

	7)	Monarch Funds

	8)	Century Capital Management Trust

	9)	Sound Shore Fund, Inc.

	10)	Forum Funds

	11)	Hirtle Callahan Trust

	12)	Central Park Group Multi-Event Fund

	13)	The CNL Funds

	14)	PMC Funds, Series of the Trust for Professional Managers

	15)	SPA ETF Trust

	16)	FocusShares Trust

	17)	The Japan Fund, Inc.

	18)	Wintergreen Fund, Inc.

	19)	RevenueShares ETF Trust

	20)	NETS Trust

(b)

The following officers of Foreside Fund Services, LLC, the Registrant’s underwriter, hold the following positions with the Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

Name	Position with Underwriter	Position with Registrant
Mark S. Redman	President	None

Richard J. Berthy	Vice President and Treasurer	None

Mark A. Fairbanks	Vice President	None

Jennifer E. Hoopes	Secretary	None

Nanette K. Chern	Chief Compliance Officer and Vice President	None

ITEM 33.

Location of Accounts and Records

The accounts, books or other documents required to be maintained by PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Claremont Investment Partners(R), L.L.C., 104 Summit Avenue, Summit, New Jersey, 07901-0080, except for those accounts, books or other documents maintained by the Fund’s Custodian.

ITEM 34.

Management Services

None.

ITEM 30.

Undertakings

The Registrant hereby undertakes to not commence a public offering of its shares until the closing date of the shell reorganization of the assets and liabilities of the Predecessor Fund, the Industry Leaders Fund (SEC File Nos. 333-100654/811-21237), into a corresponding series of the Registrant, and the filing by the Registrant of a post-effective amendment to its registration statement on Form N-1A to include the required financial highlights, financial statements and performance history of the Predecessor Fund into the prospectus and Statement of Additional information of the Fund. That post-effective amendment filing shall be made pursuant to the provisions of Rule 485(b) under the Securities Act of 1933, as amended. In that filing, all appropriate consents from Cohen Fund Audit Services, Ltd., the Registrant’s (and the Predecessor Fund’s) Independent Registered Public Accounting Firm will be included.

NOTICE:

A copy of Registrant’s Certificate of Trust is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

Footnotes

(1) Filed electronically as an exhibit to the Funds initial registration statement on Form N-1A on July 30, 2009 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Pre-Effective Amendment no. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Summit, and the State of New Jersey on this 6th day of November, 2009.

CLAREMONT SHARES TRUST

(Registrant)

/s/ Gerald P. Sullivan	November 6, 2009
Gerald P. Sullivan, President

/s/ Laura M. Sullivan	November 6, 2009

Laura M. Sullivan, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment no. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gerald P. Sullivan	Trustee	November 6, 2009
Gerald P. Sullivan